SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C.  20549



                                    FORM 8-K


                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



                        Date of Report:    April 28, 1995



                                TANDYCRAFTS, INC.

                             A DELAWARE CORPORATION


            1-7258                                        75-1475224
   (Commission File Number)                    IRS Employer Identification No.)



                              1400 Everman Parkway
                            Fort Worth, Texas  76140
                                 (817) 551-9600


ITEM 5.   OTHER EVENTS

          (a) On April 21, 1995, Registrant issued a press release announcing the unaudited results of operations for the three- and nine-month periods ended March 31, 1995.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

          (c)  Exhibits.

               Exhibit
               Number             Description
               ------     ---------------------------

               99        Copy of press release announcing
                         the unaudited results of
                         operations for the three-
                         and nine-month periods ended
                         March 31, 1995.


                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf of the undersigned thereunto duly authorized.


                                   TANDYCRAFTS, INC.


Date:  April 28, 1995              By:/s/ Jerry L. Roy
                                      Jerry L. Roy
                                      President



Date:  April 28, 1995              By:/s/ Michael J. Walsh
                                      Michael J. Walsh
                                      Chief Financial Officer